UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED):  October 20, 2005

                         COMMISSION FILE NO.:  000-49933

                         NATIONAL PARKING SYSTEMS, INC.
                          -----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                NEVADA                                95-4886472
      --------------------------            -------------------------------
     (STATE OR OTHER JURISDICTION          (IRS EMPLOYER IDENTIFICATION NO.)
           OF INCORPORATION)


              200 HANNOVER PARK ROAD, SUITE 120, ATLANTA, GA 30350
                 -----------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (770) 650-1733
                                 --------------
                            (ISSUER TELEPHONE NUMBER)

--------------------------------------------------------------------------------

ITEM 8.01 OTHER EVENTS.

National Parking Systems, Inc. (the "Company"), affected a 4:1 forward stock split for the Company's shareholders of record as of October 20, 2005 ("Forward Stock Split"). In connection with the Forward Stock Split, the Company's common stock will trade under the new stock symbol "NPGS" beginning on October 20, 2005.

Prior to the Forward Stock Split, the Company had 43,429,511 shares of common stock outstanding. As a result of the Forward Stock Split, the Company now has 173,718,044 shares of common stock outstanding.


                    -----------------------------------------

                                   Signatures


Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

National Parking Systems, Inc.

October 20, 2005

/s/ Marc Ebersole
-------------------------
Marc Ebersole
Chief Executive Officer